UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Bridgeway Funds, Inc.
(Name of Registrant as Specified in Its Charter)

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BRIDGEWAY FUNDS, INC.

October 28, 2026

Dear Shareholder:

We are writing to cordially invite you to a Special Meeting of Shareholders to take place on December 17, 2026, at 1 p.m. Central time, at the offices of Bridgeway Capital Management, LLC, located at 20 Greenway Plaza, Suite 930, Houston, Texas 77046. The Meeting is being held to ask your vote on the election of seven directors (the “Nominees”) of the Bridgeway Funds, Inc. The election of directors proposal is described in the Meeting Notice and detailed in the Proxy Statement. In addition, we have included a Summary of the Proposal related to the election of the Nominees which describes the proposal and its effects on you as a shareholder.

After careful consideration, the Board of Directors of Bridgeway Funds, Inc. recommends that you vote FOR the election of the Nominees.

We need your instructions and urge you to review the enclosed materials thoroughly. Once you have determined how you would like to vote, please vote promptly by utilizing our three convenient voting options. Vote by telephone, record your voting instructions through the Internet, or simply complete the enclosed proxy card and return it to us in the postage paid return envelope provided. Specifics regarding each of these voting options can be found on the enclosed voting instruction form.

Your vote is important to us. We appreciate the time and consideration we expect you will give this important matter. If you have questions about the proposal, please contact your financial adviser. Thank you for your continued support of Bridgeway Funds, Inc.

Sincerely yours,

John N. R. Montgomery
Vice President and Director
Bridgeway Funds, Inc.

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BRIDGEWAY FUNDS, INC.
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for the Special Meeting of Shareholders (the “Meeting”) of Ultra-Small Company Fund, Omni Small-Cap Value Fund, and Global Opportunities Fund (each a “Fund” and collectively the “Funds”), which together constitute all of the series of Bridgeway Funds, Inc. (“Bridgeway Funds” or the “Company”). It tells you what proposal you will be voting on and the time, date and place of the Meeting.

To the Shareholders of the Funds:

The Meeting will be held at the offices of Bridgeway Capital Management, LLC, located at 20 Greenway Plaza, Suite 930, Houston, Texas 77046, on December 17, 2026, 1 p.m. Central time, to consider the election of the Nominees:

1.
To elect seven directors to the Board of Directors of the Bridgeway Funds, each of whom will commence service as members of the Board on or about March 15, 2027 (but no later than March 31, 2027), as discussed under the heading “Proposal - Election of Directors” in the attached Proxy Statement.

After careful consideration, the Board of Directors of Bridgeway Funds recommends that you vote FOR the election of the Nominees.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Funds at the close of business on October 22, 2026, are entitled to notice of, and to vote at, this Meeting and at any adjournments or postponements thereof.

In the event that a quorum is present but sufficient votes for the election of Nominees have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment.

BRIDGEWAY FUNDS, INC.

By order of the Directors,

Deborah L. Hanna
Secretary, Bridgeway Funds, Inc.

October 28, 2026

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

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Summary of the Proposal
October 28, 2026

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal to be voted on at the Special Meeting of Shareholders (the “Meeting”).

What is the purpose of the Meeting?

You are being asked to vote on the election of new directors (the “Nominees”) to the Board of Directors (the “Board”) for Bridgeway Funds, Inc. (“Bridgeway Funds” or the “Company”), each of whom will commence service as members of the Board on or about March 15, 2027 (but no later than March 31, 2027) (the “Effective Date”). The election of the Nominees will result in the transition of the Company to the RBB fund complex, a shared governance structure that currently includes two other open-end fund families (the “RBB Fund complex”). As discussed further below, the election of the Nominees is also intended to ultimately transition the Company to U.S. Bank Global Fund Services and U.S. Bank, N.A. (together, “U.S. Bank”) for fund administration, custody, and transfer agency services. These transitions are intended to provide the Funds with an opportunity to realize certain operational economies of scale, and to allow Bridgeway Capital Management, LLC (“Bridgeway” or the “Adviser”), the investment adviser to the Funds, to concentrate on investment research, portfolio management, trade execution, and asset growth. The Board of Directors of the Company has unanimously recommended that shareholders vote FOR the election of the Nominees (the “Proposal”).

How will the Funds become members of the RBB Fund complex?

Shareholders of Bridgeway Funds are being asked to elect a new slate of directors to the Board for Bridgeway Funds, each of whom will commence service as members of the Board on the Effective Date. The Nominees for Board membership are the people who serve as board members for certain other investment companies in the RBB Fund complex. If elected, Bridgeway has informed the current Board of its intention to recommend to the new Board: (i) the appointment of the same officers to Bridgeway Funds as certain of the other funds in the RBB Fund complex; and (ii) the approval of agreements between Bridgeway Funds and U.S. Bank whereby U.S. Bank will provide fund administration, custody and transfer agency services to the Funds. There is no assurance, however, that the new Board will take such actions.

Is there going to be a change in the investment adviser or the investment strategies used by the Funds?

No. Bridgeway will continue to be responsible for the day-to-day investment management of the Funds and will maintain the same investment strategies.

Will the expenses of each Fund remain the same?

Although there will be no change to the investment advisory fee currently charged to each Fund, Bridgeway has projected that the Funds will benefit from lower operational expenses, and consequently lower total expenses, as a result of the economies of scale associated with becoming a part of the RBB Fund complex. However, there is no assurance that these projected savings will be realized or, given the fee waivers already in place, that any such savings will result in lower net expenses for the Funds.

i

What are the costs of the Proposal and who is paying for them?

The Company has retained EQ Fund Solutions as proxy solicitor.  The costs to implement the election of the Nominees include the preparation, printing, and mailing of the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Funds. Such costs are estimated to be $30,000, could be higher or lower, and will be borne by Bridgeway.

How does Bridgeway Funds’ Board of Directors suggest that I vote on the election of the Nominees?

After careful consideration, the Board of Directors unanimously recommends that you vote “FOR” the election of the Nominees.

Will my vote make a difference?

Your vote is needed to ensure that the election of the Nominees can be completed. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

How can I vote?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

What is the required vote for the Proposal?

The Nominees will be elected to the Board by the affirmative vote of a plurality of the votes cast at a Meeting at which a quorum is present. The presence in person or by proxy of the holders of record of one third of the shares of the stock of the Company issued and outstanding and entitled to vote at the Meeting, shall constitute quorum at the Meeting.

If I send in my voting instructions now as requested, can I change my vote later?

Yes, you may change your vote, including proxies given by telephone or over the Internet, at any time before the special meeting by sending a written revocation to the Secretary of the Bridgeway Funds, Inc. at 20 Greenway Plaza, Suite 930, Houston, Texas 77046.

Who should I call about additional information relating to this Proxy Statement?

For additional information, please contact your financial adviser.

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BRIDGEWAY FUNDS, INC.
20 Greenway Plaza, Suite 930
Houston, Texas 77046
PROXY STATEMENT
October 28, 2026
General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bridgeway Funds, Inc. (“Bridgeway Funds” or the “Company”) for use at the Special Meeting of Shareholders (the “Meeting”) of the following series of Bridgeway Funds, Inc. (each a “Fund” and collectively the “Funds”):

Ultra-Small Company Fund
Omni Small-Cap Value Fund
Global Opportunities Fund

The Meeting is to be held at the offices of Bridgeway Capital Management, LLC, located at 20 Greenway Plaza, Suite 930, Houston, Texas 77046, on December 17, 2026, at 1 p.m. Central time.

This Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders on or about November 5, 2026. It explains concisely what you should know before voting on the proposal described in this Proxy Statement (the “Proposal”). Please read it carefully and keep it for future reference.

The Meeting is being held to consider the election of the Nominees and such other matters as may properly come before the Meeting or any adjournments thereof:

1.
To elect seven directors to the Board of Directors of the Company, each of whom will commence service as members of the Board on or about March 15, 2027 (but no later than March 31, 2027) (the “Effective Date”).

After careful consideration, the Board of Directors of Bridgeway Funds recommends that you vote FOR the election of the Nominees.

Shareholders of record at the close of business on October 22, 2026, are entitled to notice of, and to vote at, the Meeting.

PROPOSAL - Election of Directors

You are being asked to elect a new slate of directors to the Board of Directors (the “Board”) for the Company, each of whom will commence service as members of the Board on or about March 15, 2027 (but no later than March 31, 2027) (the “Effective Date”). The election of the Nominees (as defined below) will result in the transition of the Company to the RBB fund complex, a shared governance structure that currently includes two other open-end fund families, The RBB Fund, Inc. and The RBB Fund Trust (the “RBB Fund complex”). As discussed further below, the election of the Nominees is also intended to ultimately transition the Company to U.S. Bank Global Fund Services and U.S. Bank, N.A. (together, “U.S. Bank”) for fund administration, custody, and transfer agency services. These transitions are intended to provide the Funds with an opportunity to realize certain operational economies of scale, and to allow Bridgeway Capital Management, LLC (“Bridgeway” or the “Adviser”), the investment adviser to the Funds, to concentrate on investment research, portfolio management, trade execution, and asset growth.

The Company’s current directors, none of whom will continue to serve after the Effective Date, have nominated and proposed the election at the Meeting of the following seven nominees (the “Nominees”): Gregory P. Chandler, Lisa A. Dolly, Nicholas A. Giordano, Arnold M. Reichman, Robert Sablowsky, Brian T. Shea, and Martha A. Tirinnanzi. None of the Nominees currently serves as a Director of Bridgeway Funds. The Board unanimously recommends that you vote “For” the election of the Nominees.

Why are the Bridgeway Funds’ current Directors recommending election of the Nominees?

In considering the election of the Nominees and the transition of the Company to the RBB Fund complex, the Board considered the potential benefits of operating the Funds as part of a larger mutual fund platform.  Among other things, the Board considered the potential for the Funds to benefit from greater economies of scale and, in certain cases, reduced total operating expenses (although no assurances were provided), reduced operational and key person risk, enhanced shareholder servicing, and greater adaptability to future changes in the mutual fund industry.  The Board also considered that the proposed transition is expected to permit Bridgeway to devote greater focus and resources to its core investment management responsibilities, including investment research, portfolio management and trade execution, as well as efforts to support asset growth.  In addition, the Board considered the potential for the transition to enhance the long-term viability of the Funds.

The Board also considered the anticipated impact of the transition on shareholders.  The Board further considered that, apart from potential changes in expenses and anticipated improvements in servicing for shareholders who hold shares directly with the Funds, shareholders are expected to experience little or no change in their day-to-day investment experience.  The Funds’ investment objectives and strategies would not change as a result of the transition, and Bridgeway would continue to be responsible for the investment management of the Funds.

In evaluating the proposed transition, the Board also considered Bridgeway’s reasons for selecting the RBB Fund complex, including experience, reputation, economics, ownership structure, commitment to shareholder interests and fit with Bridgeways values. The Board considered the implications of the proposed transition for Bridgeway, including its expected effect on Bridgeway’s profitability and operations, and Bridgeway’s ability to focus more extensively on investment management.  The Board also considered the costs associated with the proposed transition and the fact that such costs would be borne by Bridgeway rather than the Funds.

At the Board meeting on October 13, 2026, Bridgeway delivered a presentation based on materials that the RBB Fund complex provided to the Board. During the meeting, the Board received information about the RBB Fund complex and its service providers, the Nominees (including the background and experience of each Nominee and the experience, skills, and attributes that qualify each Nominee to serve as a director of the Company), and the special meeting. In addition, the independent directors met in executive session with independent counsel.  Based on the information presented and the factors discussed above, the Board concluded that the election of the Nominees and the anticipated transition to the RBB Fund complex were in the best interests of the Funds and their shareholders.   In reaching this conclusion, the Board considered, among other things, the potential for the transition to enhance the Funds’ long-term viability, reduce operating complexity and key person risk, provide opportunities for operating efficiencies and improved shareholder servicing, and enable Bridgeway to devote greater resources to investment management.

Who are the Nominees?

The Company’s current directors, none of whom will continue to serve after the Effective Date, have nominated and proposed the election at the Meeting of the following seven Nominees: Gregory P. Chandler,

Lisa A. Dolly, Nicholas A. Giordano, Arnold M. Reichman, Robert Sablowsky, Brian T. Shea, and Martha A. Tirinnanzi, and the Nominees are expected to assume office on the Board of Directors on the Effective Date (the “Proposal”). None of the Nominees currently serves as a Director of Bridgeway Funds. If elected, Bridgeway has indicated to the current Board its intention to recommend to the new Board: (i) the appointment of the same officers to the Company as other funds in the RBB Fund complex; and (ii) the approval of agreements between the Company and U.S. Bank whereby U.S. Bank will provide fund administration, custody, and transfer agency services to the Funds. There is no assurance, however, that the new Board will take such actions.

The term of office of each person elected as a director will be until the next meeting held for the purpose of electing directors and until such person’s successor is elected and qualified (or until such director’s resignation, death, or removal). The Nominees have agreed to serve as directors if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion.

The Nominees are identified in the table below and on the following pages. The table provides information as to the Nominees’ principal business occupations held during the last five years and certain other information. The address for all Nominees is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Mr. Sablowsky is considered an “Interested Director” of the RBB Fund complex by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director” of the RBB Fund complex by virtue of his position on the Board of Barclays Bank plc, a multinational bank. The other Nominees are considered to be non-interested (or independent) because they are not interested persons of the Company or Bridgeway as defined in Section 2(a)(19) of the Investment Company Act of 1940. The Nominees currently hold no positions with the Company.

NAME AND YEAR OF BIRTH	POSITION HELD WITH RBB FUND COMPLEX	TERM OF OFFICE AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE RBB FUND COMPLEX TO BE OVERSEEN*	OTHER DIRECTORSHIPS HELD
NON-INTERESTED NOMINEES
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1966	Director/Trustee	2012 to present	Since 2025 Financial Consultant; from 2020-2025, Chief Financial Officer, HC Parent Corp (life sciences consulting services).	147	FS Specialty Lending Corp (previously Energy and Power Fund) (registered investment company); Wilmington Funds (10 portfolios) (registered investment company)

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1966	Director/Trustee	October 2021 to present	Independent Director	147
All funds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm); Cohen & Steers, Inc. (global investment manager)

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1943	Director/Trustee	2006 to present	Since 1997, Consultant, financial services organizations.	147	None
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1948	Chair and Director/Trustee	2005 to present 1991 to present	Retired.	147	None

Martha A. Tirinnanzi 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1960	Director/Trustee	January 2024 to present	Since 2014, Instructor, The Institute for Financial Markets; from 2013-2023, President and Chief Executive Officer, Financial Standards, Inc. (consulting firm); from 2020-2022, Adjunct Professor of Finance and Accounting, The Catholic University of America’s Busch School of Business.	147
Intercontinental Exchange, Inc. (“ICE”) (financial services company and operator of global exchanges and clearinghouses); ICE Mortgage Services, LLC (a subsidiary of ICE); ICE Mortgage Technology, Inc. (a subsidiary of ICE)

NAME AND YEAR OF BIRTH	POSITION HELD WITH RBB FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE RBB FUND OVERSEEN*	OTHER DIRECTORSHIPS HELD
INTERESTED NOMINEES[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1960	Vice Chair and Director/Trustee	2016 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	147	None

Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1962	Director/Trustee	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	147	Ameriprise Financial, Inc. (financial services company); Barclays PLC, Barclays Bank PLC and Barclays Execution Services Limited (financial services companies)
*	Each Director/Trustee oversees 147 portfolios of the RBB Fund complex, consisting of the series of RBB Fund, Inc. (106 portfolios) and The RBB Fund Trust (41 portfolios).
[1]
Subject to the RBB Fund complex Retirement Policy, each Director/Trustee may continue to serve as a Director/Trustee until the last day of the calendar year in which the applicable Director/Trustee attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director/Trustee. The RBB Board has approved waivers of the policy with respect to Messrs. Giordano, Reichman, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of RBB or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]
Mr. Sablowsky and Mr. Shea are considered “interested persons” of the RBB Fund complex as that term is defined in the 1940 Act and are referred to as an “Interested Director/Trustee.” Mr. Sablowsky is considered an “Interested Director/Trustee” of the RBB Fund complex by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Shea is considered an “Interested Director/Trustee” of the RBB Fund complex by virtue of his position on the Board of Barclays Bank plc, a multinational bank.

In addition to the information set forth in the table above, each Nominee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Nominee should serve as a Director of the Company. The following provides additional information about these qualifications and experience.

Gregory P. Chandler: Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Lisa A. Dolly: Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions.

Nicholas A. Giordano: Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies.

Arnold M. Reichman: Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.

Robert Sablowsky: Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry.

Brian T. Shea: Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, banking and investment services industry, including service on the boards of public companies, industry regulatory organizations and a university.

Martha A. Tirinnanzi: Ms. Tirinnanzi has over 20 years of strategic, regulatory and operational management experience in the financial and mortgage industries, including service on the boards of a public company and real estate investment trust, and brings to the Board her expertise regarding derivatives markets and related businesses.

Who are the current Directors of Bridgeway Funds?

The current Board is composed of three Independent Directors and one Interested Director. Miles Harper, an Independent Director, is Chairman of the Board. The Board believes that having a super majority of Independent Directors is in the best interests of the Funds. Mr. Harper is the primary liaison between the Board and management and oversees the affairs of the Board. Mr. Harper participates in setting Board meeting agenda items and presides over the regular formal meetings of the Board. Separate meetings of the Independent Directors are held in advance of each regularly scheduled Board meeting where various matters, including those considered at such regular Board meeting are discussed. The Board has determined that this leadership structure provides both operational efficiencies and independent oversight to the Funds given its specific characteristics and circumstances.

The current Directors are identified in the table below and on the following pages. The table provides information as to the current Directors’ principal business occupations held during the last five years and certain other information.

NAME, ADDRESS[1] and Age	POSITION HELD WITH BRIDGEWAY FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF BRIDGEWAY FUNDS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Karen S. Gerstner Age: 71	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C. (law firm), since 2004.	3	None.

Miles Douglas Harper, III* Age: 64	Director	Term: 1 Year Length: 1994 to Present.	Retired; formerly Partner, Carr, Riggs & Ingram, LLC (accounting firm), 2013 to June 2022.	3	Calvert Funds (38 Portfolios); Independent Trustee, Bridgeway ETF Trust, since 2025.
Evan Harrel Age: 65	Director	Term: 1 Year Length: 2006 to Present.	Chief Operating Officer, Center for Compassionate Leadership since January 2020.	3	Independent Trustee, Bridgeway ETF Trust, since 2025.
“INTERESTED” DIRECTOR
NAME, ADDRESS[1] and Age	POSITION HELD WITH BRIDGEWAY FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF BRIDGEWAY FUNDS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
John N. R. Montgomery[2] Age: 71	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, 1993 to 2023; President and Chief Executive Officer, Bridgeway Capital Management, since 2023; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	3	Interested Trustee, Bridgeway ETF Trust, sine 2025.

*	Independent Chairman.
[1]	The address of all of the Directors of Bridgeway Funds is 20 Greenway Plaza, Suite 930, Houston, Texas 77046.
[2]	John Montgomery is chairman, director and majority shareholder, and control person of Bridgeway Investments, Inc., which is the immediate parent company of the Adviser.

In addition to the information set forth in the table above, each current Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The following provides additional information about these qualifications and experience.

Mr. Harper has been a Director of Bridgeway Funds since 1994 and served as Chairman of the Board since 2004. He has also served as Chair of the Audit Committee of the Board since the Audit Committee’s inception. In addition, Mr. Harper is a CPA and former partner in the firm of Carr, Riggs & Ingram, LLC and has been, and currently serves as, an independent director and chairman of the board of directors of the Calvert Funds. Those positions have provided Mr. Harper with a strong background in the areas of accounting, finance, control systems and the operations of a mutual fund complex.

Ms. Gerstner has been a Director of Bridgeway Funds since 1994. She has also served as Chair of the Nominating and Corporate Governance Committee of the Board since the Nominating and Corporate Governance Committee’s inception. Ms. Gerstner is a principal and founder of Karen S. Gerstner & Associates, P.C., a law firm specializing in estate planning and probate. Her service on the Board since 1994 and years as a practicing attorney have provided Ms. Gerstner with knowledge of the operations and business of the Funds and have called upon her to exercise leadership and analytical skills.

Mr. Harrel has been a Director of Bridgeway Funds since 2006. Mr. Harrel is the Co-founder of the Center for Compassionate Leadership and has served as the Chief Operating Officer since 2020. From 2004 to 2012, Mr. Harrel served as the Executive Director of Small Steps Nurturing Center, a non-profit organization. Prior to that, Mr. Harrel was a Senior Portfolio Manager at AIM Management, an investment adviser to many mutual funds. His experience as a Board member has provided him with knowledge of the operations and business of the Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Montgomery has been a Director of Bridgeway Funds since Bridgeway Funds’ inception in 1993. He is the President and Chief Executive Officer of the Adviser, which he founded in 1993. Mr. Montgomery is a Portfolio Manager for all of the Funds. His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Who are expected to become the officers of the Company if the Nominees are elected?

If the Nominees are elected to the Board, the current officers of Bridgeway Funds are expected to resign on the Effective Date, and the Nominees are expected to assume office on the Board of Directors on the Effective Date, and Bridgeway has indicated to the current Board its intention to recommend appointment of the following new officers of the Company (listed in the table below) to assume their respective roles as officers of the Company, and after the Nominees assume office on the Board of Directors. There is no assurance, however, that the new Board will take such action. The officers of the RBB Fund currently hold no positions with the Company.

Name and Year of Birth	Position(s) with the RBB Fund complex	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1959	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO LLC.

Salvatore Faia, JD, CPA, CFE Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Year of Birth: 1962	Chief Compliance Officer	June 2004 to present
Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1960	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present August 2022 to present	Since 2022, Chief Operating Officer of The RBB Fund Trust and The RBB Fund, Inc.; since 2016, Chief Financial Officer and Secretary of The RBB Fund Inc.
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1974	Director of Marketing & Business Development	2019 to present
Since 2021, Director of Marketing & Business Development of The RBB Fund Trust; since 2019, Director of Marketing & Business Development of The RBB Fund, Inc.; from 2000¬2019, Managing Director, Third Avenue Management LLC (investment advisory firm).

Thomas M. Reynolds 615 East Michigan Street Milwaukee, WI 53202 Year of Birth: 1961	Assistant Treasurer and Assistant Secretary	September 2024 to present	Since 2024, Assistant Treasurer & Assistant Secretary of the RBB Trust, Inc.; from 2023-2024, Vice President of Virtus Investment Partners; from 2020-2023, CFO of Stone Harbor Investment Partners LP.

The current Officers of the Company are as follows:

NAME, ADDRESS[1], AND AGE	POSITION(S) HELD WITH BRIDGEWAY FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Elena Khoziaeva (49)	President	Term: 1 Year Length: 2026 to Present.	Co-Chief Investment Officer, Bridgeway Capital Management, since 2022. Staff member, Bridgeway Capital Management, since 1998.
Deborah L. Hanna (61)	Secretary, Treasurer, and Chief Compliance Officer	Term: 1 Year Length: Secretary, 2007 to Present; Treasurer and Chief Compliance Officer, 2020 to Present.	Self-employed, accounting and related projects for various organizations, including Bridgeway Capital Management, since 2001.
Ann Srubar (58)	Vice President	Term: 1 Year Length: 2023 to Present.	Staff member, Bridgeway Capital Management, since 2018.
Christine Wang (44)	Vice President	1 Year Length: 2026 to Present.	Staff member, Bridgeway Capital Management, since 2008.
[1]	The address of all of the current Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 930, Houston, Texas 77046.

Ownership of Fund Securities

Nominees. Listed below is Nominee ownership of securities in the Funds as of September 30, 2026.

Nominees	Dollar Range of Beneficial Ownership in the Funds as of September 30, 2026	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies as of September 30, 2026
Independent Nominees
Gregory P. Chandler	None	None
Lisa A. Dolly	None	None
Nicholas A. Giordano	None	None
Arnold M. Reichman	None	None
Martha A. Tirinnanzi	None	None

Interested Nominees
Robert Sablowsky	None	None
Brian T. Shea	None	None

Current Directors. Listed below is current Director ownership of securities in the Funds as of September 30, 2026.

Nominees	Dollar Range of Equity Securities in Bridgeway Funds as of September 30, 2026	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of September 30, 2026
Independent Directors		Over $100,000
Karen Gerstner
Ultra-Small Company Fund	Over $100,000
Global Opportunities Fund	Over $100,000
Miles Douglas Harper, III		Over $100,000
Global Opportunities Fund	Over $100,000
Evan Harrel		Over $100,000
Omni Small-Cap Value Fund	$50,001 - $100,000
Global Opportunities Fund	Over $100,000
Interested Director
John N. R. Montgomery		Over $100,000
Ultra-Small Company Fund	Over $100,000
Global Opportunities Fund	Over $100,000
Omni Small-Cap Value Fund	Over $100,000

Current Company Leadership Structure

The overall oversight of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). However, the day-to-day management of the Funds’ operations is the responsibility of the Adviser. The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian.

The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Board is composed of three Independent Directors and one Interested Director. Miles Harper, an Independent Director, is Chairman of the Board. The Board believes that having a super majority of Independent Directors is in the best interests of the Funds. Mr. Harper is the primary liaison between the

Board and management and oversees the affairs of the Board. Mr. Harper participates in setting Board meeting agenda items and presides over the regular formal meetings of the Board. Separate meetings of the Independent Directors are held in advance of each regularly scheduled Board meeting where various matters, including those considered at such regular Board meeting are discussed. The Board has determined that this leadership structure provides both operational efficiencies and independent oversight to the Funds given its specific characteristics and circumstances.

The Board has an Audit Committee, which is comprised only of Independent Directors. The Audit Committee has adopted a charter. Its members are Mr. Harper, Independent Chairman of the Board and Chairman of the Audit Committee, Karen S. Gerstner and Evan Harrel (all Independent Directors). The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Funds’ independent auditors and approve their selection; and (v) report to the full Board on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. In addition, the Audit Committee provides ongoing oversight of Bridgeway Funds’ independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2026.

The Board also has a Nominating and Corporate Governance Committee and such committee has adopted a charter. Its members are Mr. Harper, Independent Chairman of the Board, Ms. Gerstner, who is the Chairperson of the Nominating and Corporate Governance Committee, and Mr. Harrel (all Independent Directors.) The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Funds and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Nominating and Corporate Governance Committee met twice in fiscal year 2026.

The Nominating and Corporate Governance Committee shall also consider recommendations for Independent Director nominees submitted to it by shareholders (a “Qualifying Shareholder”) that (i) own of record, or beneficially through a financial intermediary, $10,000 or more of a Fund’s shares; (ii) has been a shareholder of $10,000 or more of a Fund’s shares for 12 months or more prior to submitting the recommendation to the Nominating and Corporate Governance Committee; and (iii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (1) the name and address of the Qualifying Shareholder making the recommendation; (2) the number of shares of the Fund that are owned of record and beneficially by such Qualifying Shareholder, and the length of time that such shares have been so owned by the Qualifying Shareholder; (3) a description of all relationships, arrangements and understandings between such Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made; (4) the name, age, date of birth, business address and residence address of the person(s) being recommended; (5) such other information regarding each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange

Commission had the nominee been nominated by the Board; (6) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and (7) the written consent to serve as a Director of the Fund of each person recommended if so nominated and elected/appointed. A copy of the Nominating and Corporate Governance charter is included in Appendix A.

To facilitate shareholder communications with the Board (or with any individual director), shareholders will be instructed to forward correspondence (including suggestions for Board nominees) by U.S. mail or other courier service to the Company’s Secretary. Correspondence addressed to the Board shall be forwarded to each director, and correspondence addressed to a specific director shall be forwarded to that director.

New Company Leadership Structure

If the Nominees are elected to replace the current Board of Directors on the Effective Date, Bridgeway has indicated that it expects the new Board will put in place the same governance structure for the Company as the RBB Fund complex for which the Nominees currently serve as directors. However, there is no assurance they will do so. The current governance of the RBB Fund complex is set forth below.

Governance of RBB Fund complex. The Board of Directors (“RBB Board”) of the RBB Fund complex is currently composed of five Independent Directors and two Interested Directors. It is the expectation that the RBB Board will select Arnold M. Reichman, an Independent Director, to act as Chair. Mr. Reichman’s duties include presiding at meetings of the RBB Board and interfacing with management to address significant issues that may arise between regularly scheduled RBB Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the RBB Fund complex’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the RBB Board from time to time.

The RBB Board meets as often as necessary to discharge its responsibilities. Currently, the RBB Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The RBB Board also relies on professionals, such as the RBB Fund’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The RBB Board has established seven standing committees — Audit, Contract, Executive, Nominating and Governance, Product Development, Regulatory Oversight, and Valuation Committees. The RBB Board may establish other committees, or nominate one or more Directors to examine particular issues related to the RBB Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the RBB Board.

The RBB Board has also established an Advisory Board whose members are not “interested persons” of the RBB Fund (as defined in the 1940 Act) and who serve in a consultative capacity to the RBB Board, providing non-binding advice to the RBB Board regarding the oversight of the affairs of the RBB Fund complex (each, an "Advisory Board Member"). An Advisory Board Member participates in RBB Board discussions and reviews RBB Board materials relating to the Fund, but is not a Director, has no power to vote on any matter presented to the RBB Board, and has no power to act on behalf of or otherwise bind the RBB Board, the Directors or any committee of the RBB Board.

The RBB Board has determined that the RBB Fund’s leadership structure is appropriate because it allows the RBB Board to effectively perform its oversight responsibilities.

Standing Committees. The responsibilities of each Committee of the RBB Board of the RBB Fund and its members are described below.

Audit Committee. The RBB Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Ms. Tirinnanzi and Messrs. Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened four times during the fiscal year ended August 31, 2026.

Contract Committee. The RBB Board has a Contract Committee comprised of an Interested Director and two Independent Directors. The current members of the Contract Committee are Mses. Dolly and Tirinnanzi and Mr. Sablowsky. The Contract Committee reviews and makes recommendations to the RBB Board regarding the approval and continuation of agreements and plans of the RBB Fund. The Contract Committee convened five times during the fiscal year ended August 31, 2026.

Executive Committee. The RBB Board has an Executive Committee comprised of an Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the RBB Fund when the RBB Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2026.

Nominating and Governance Committee. The RBB Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Chandler, Giordano and Reichman. The Nominating and Governance Committee recommends to the RBB Board all persons to be nominated as Directors of the RBB Fund. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating and Governance Committee care of the RBB Fund’s Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2026. A copy of the Nominating and Governance Committee charter is included in Appendix B.

Product Development Committee. The RBB Board has a Product Development Committee comprised of the Interested Directors and two Independent Directors. The current members of the Product Development Committee are Messrs. Chandler, Reichman, Sablowsky, and Shea. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the RBB Fund. The Product Development Committee convened four times during the fiscal year ended August 31, 2026.

Regulatory Oversight Committee. The RBB Board has a Regulatory Oversight Committee comprised of the Interested Directors and two Independent Directors. The current members of the Regulatory Oversight Committee are Ms. Dolly and Messrs. Reichman, Sablowsky and Shea. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the RBB Fund. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2026.

Valuation Committee. The RBB Board has a Valuation Committee comprised of the Interested Directors and two officers of the RBB Fund. The members of the Valuation Committee are Messrs. Faia, Sablowsky, Shea and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2026.

Risk Oversight. The RBB Board performs its risk oversight function for RBB Fund complex through a combination of (1) direct oversight by the RBB Board as a whole and RBB Board committees and (2) indirect oversight through RBB Fund complex’s investment advisers and other service providers, RBB Fund complex officers and the RBB Fund complex’s Chief Compliance Officer (“CCO”). The RBB Fund complex is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to RBB Fund complex is the responsibility of RBB Fund complex’s investment advisers or other service providers (depending on the nature of the risk) that carry out the RBB Fund complex’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the RBB Fund complex’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The RBB Board provides risk oversight by receiving and reviewing on a regular basis reports from RBB Fund complex’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with RBB Fund complex’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with RBB Fund complex’s CCO to discuss compliance reports, findings and issues. The RBB Board also relies on RBB Fund complex’s investment advisers and other service providers, with respect to the day-to-day activities of RBB Fund complex, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on RBB Fund complex’s business and reputation.

Board oversight of risk management is also provided by various RBB Board Committees. For example, the Audit Committee meets with RBB Fund complex’s independent registered public accounting firms to ensure that RBB Fund complex’s respective audit scopes include risk-based considerations as to RBB Fund complex’s financial position and operations. The RBB Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The RBB Board’s oversight role does not make the Board a guarantor of RBB Fund complex’s investments or activities.

Compensation of Current Directors of the Company

No director, officer or employee of the Adviser receives any compensation from the Bridgeway Funds for serving as a Director of the Bridgeway Funds. Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. In addition, Independent Directors are paid $14,000 per meeting attended. The retainer is paid quarterly (one quarter of retainer is paid each quarter). Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences as well as expenses for subscriptions or printed materials. Compensation for the current Directors of the Company for the fiscal year ended June 30, 2026, was as follows:

	Aggregate Compensation from Bridgeway Funds	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Independent Directors
Karen S. Gerstner	$ 91,000	$ 0	$ 0	$ 91,000
Miles Douglas Harper, III	$ 95,000	$ 0	$ 0	$ 95,000
Evan Harrel	$ 90,000	$ 0	$ 0	$ 90,000
Interested Director
John N. R. Montgomery	$ 0	$ 0	$ 0	$ 0

Auditors

Cohen & Company, Ltd. (“Cohen”), 1835 Market Street, Philadelphia, Pennsylvania 19103, has been selected by the Company’s Audit Committee and approved by the Board, including a majority of the Independent Directors, to serve as the independent registered public accounting firm for the Company. The independent registered public accounting firm audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of Bridgeway Funds. Representatives of Cohen are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence. Bridgeway has informed the current Board that Cohen will continue to serve as the independent registered public accountant for the Company if the Nominees are elected, although no assurances were provided.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Company’s principal accountant, Cohen, for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years are $157,600 for 2026 and $157,600 for 2025.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Company’s principal accountant, Cohen, that are reasonably related to the performance of the audit of the Company’s financial statements are $0 for 2026 and $0 for 2025.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Company’s principal accountant, Cohen, for tax compliance, tax advice, and tax planning are $19,950 for 2026 and $22,950 for 2025. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the Company’s principal accountant, Cohen, other than the fees provided above are $0 for 2026 and $0 for 2025.

Audit Committee’s Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Company and non-audit services to the Company, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

There were no services rendered by Cohen to the Company or its series for which the approval requirement was waived.  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2026 and $0 for 2025.

Recommendation of Directors

After careful consideration, the Board of Directors unanimously recommends that you vote “FOR” the election of the Nominees.

ADDITIONAL INFORMATION

Information About Voting and the Special Shareholder Meeting

General. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bridgeway Funds for use at the Meeting of the Funds. The Meeting will be held at the offices of Bridgeway Capital Management, LLC, located at 20 Greenway Plaza, Suite 930, Houston, Texas 77046, on December 17, 2026, at 1 p.m. Central time. The Notice of the Special Meeting of Shareholders, the Proxy Statement, and the enclosed form of proxy or voting instruction form are being mailed to shareholders on or about November 5, 2026.

Only shareholders of record of each Fund at the close of business on October 22, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

As of the Record Date, each Fund had the following shares outstanding:

Fund	Number of Shares
Ultra-Small Company Fund	2,691,432.61
Omni Small-Cap Value Fund	55,672,884.15
Global Opportunities Fund	3,927,813.59

The Company is aware of the following persons owning of record, or beneficially, more than 5% of the outstanding shares of each Fund as of the Record Date.

FUND	SHAREHOLDERS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Ultra-Small Company Fund	Charles Schwab Co. Inc. Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104-4175	18.87%	Beneficial
	National Financial Services Corp. FBO: Our Customers Attn: Mutual Funds Dept. 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	11.99%	Beneficial
	Vanguard Brokerage Services Brokerage Dealer 0062 A/C 11111111 P.O. Box 1170 Valley Forge, PA 19482-1170	11.34%	Beneficial
Omni Small-Cap Value Fund	Charles Schwab Co. Inc. Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104-4175	61.55%	Beneficial
	National Financial Services Corp. FBO: Our Customers Attn: Mutual Funds Dept. 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	36.06%	Beneficial
Global Opportunities Fund	Charles Schwab Co. Inc. Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104-4175	60.73%	Beneficial
	National Financial Services Corp Attn: Mutual Funds Dept 4th FL 499 Washington Blvd Jersey City, NJ 07310-2010	11.93%	Beneficial

As of September 30, 2026, the Company’s Directors and Officers (including, for this purpose, shares owned by the Adviser, which is majority owned and controlled by John Montgomery, a Director and Officer of the Company) as a group beneficially owned more than 1% of the outstanding shares in the Ultra-Small Company Fund: 7.29%, and more than 1% of the outstanding shares in the Global Opportunities Fund: 9.89%.  As of September 30, 2026, the Company’s Directors and Officers (including, for this purpose, shares owned by the Adviser, which is majority owned and controlled by John Montgomery, a Director and Officer of the Company) as a group beneficially owned less than 1% of the outstanding shares of the Omni Small-Cap Value Fund.

Investment Adviser. Bridgeway Capital Management, LLC, 20 Greenway Plaza, Suite 930, Houston, Texas 77046, furnishes investment advice and manages the Funds’ affairs. Bridgeway Capital Management, LLC is a Delaware limited liability company and was initially organized as Bridgeway Capital Management, Inc. in July 1993 to act as investment adviser to all of the Bridgeway Funds. Bridgeway Capital Management, LLC is a wholly-owned subsidiary of Bridgeway Investments, Inc., a Texas corporation, which is controlled by John N. R. Montgomery. John is also a Director and Vice President of Bridgeway Funds and a Portfolio Manager on all of the Bridgeway Funds.

Principal Underwriter. Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (“Foreside” or the “Distributor”) is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Bridgeway has informed the current Board that Foreside will continue to serve as the principal underwriter for the Funds and exclusive agent for distribution of the Funds’ shares if the Nominees are elected, although no assurances were provided.

Fund Administration Services. The Company has entered into a Fund Administration and Accounting Agreement with The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, whereby The Bank of New York Mellon provides various administrative and accounting services to the Funds, including, but not limited to, daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and the presentation of quarterly reports to the Board. In addition, Bridgeway provides administrative services to the Company. Bridgeway has informed the current Board that they intend to recommend to the new Board that U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, be appointed as an administrator for the Company, replacing The Bank of New York Mellon as fund administrator and accountant. There is no assurance, however, that the new Board will take such action.

Transfer Agency Services. The Company has entered into a Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc., 103 Bellevue Parkway, Wilmington, DE 19809, whereby The Bank of New York Mellon acts as transfer agent for the Funds and receives fees for providing such services to the Funds. Bridgeway has informed the current Board that they intend to recommend to the new Board that U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, be appointed as transfer agent for the Company. There is no assurance, however, that the new Board will take such action.

Custodian Services. The Company has entered into a Custody Agreement with The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, whereby The Bank of New York Mellon maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Company and performs other ministerial duties. Bridgeway has informed the current Board that they intend to recommend to the new Board that U.S. Bank N.A., 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, Suite 302, be appointed as custodian for the Company. There is no assurance, however, that the new Board will take such action.

Expenses. The costs to implement the election of the Nominees include the preparation, printing, and mailing of the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Funds. Such costs are estimated to be $30,000, could be higher or lower, and will be borne by Bridgeway.
Required Vote and Quorum. Shareholders of record entitled to vote at a meeting of shareholders shall have one vote for each Share standing in his name in the books of the Company (and such shareholders of record holding fractional shares, if any, shall have proportionate voting rights) on the date for the determination of shareholders entitled to vote at such meeting, either in person or by proxy appointed by instrument, in writing subscribed by such shareholder or his duly authorized attorney-in-fact. Al1 elections of directors shall be by a plurality of the votes cast and all questions shall be decided by a majority of the votes cast, in each case at a duly constituted meeting. The presence in person or by proxy of the holders of record of one third of the Shares of the stock of the Company issued and outstanding and entitled to vote at the Meeting, shall constitute quorum for the transaction of business at the Meeting. Any proxy card returned with no box marked will be voted for the election of the Nominees.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted by submitting a subsequent proxy or by a written revocation received by the Secretary of the Funds at 20 Greenway Plaza, Suite 930, Houston, Texas 77046.

Proposals of Shareholders. The Funds do not generally hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholder meetings, the anticipated date of the next shareholder meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting of the Funds should send their written proposals to the Secretary of the Funds at 20 Greenway Plaza, Suite 930, Houston, Texas 77046. Proposals must be received in a reasonable time before the Funds begin to print and mail the proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the shareholder reports and proxy statements that the Company sends. If you would like to receive an additional copy, please contact the Company by writing to the Company or contact your financial adviser. The Company will then promptly deliver a separate copy of the Proxy Statement to the requesting shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Company’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Other Matters to Come Before the Special Meeting. The Board of Directors is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Funds.

EACH FUND WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORTS. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING (800) 661-3550 OR (2) WRITING TO THE FUND AT BRIDGEWAY CAPITAL MANAGEMENT, LLC, C/O BRIDGEWAY FUNDS, 20 GREENWAY PLAZA, SUITE 930, HOUSTON, TEXAS 77046 OR COPIES ARE AVAILABLE ONLINE AT WWW.BRIDGEWAYFUNDS.COM. IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUNDS TO REQUEST ADDITIONAL SETS.

The Company’s Board of Directors recommends that you vote FOR the election of the Nominees.

Please complete, sign and return the enclosed proxy card (or take advantage of available electronic or telephonic voting procedures) promptly. No postage is required if mailed in the United States.

By order of the Board,

Deborah L. Hanna
Secretary

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Appendix A

Bridgeway Funds, Inc.

Nominating and Corporate Governance Committee Charter

May 13, 2021

This Charter has been adopted by the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (the “Fund”) to govern the Fund’s Nominating and Corporate Governance Committee (the “Committee”), which shall have the purposes, goals, responsibilities, authority and specific powers described herein.
I.
The Committee
The Committee is a committee of, and established by, the Board.  The Committee consists of such number of members as set by the Board, from time to time, and its members shall be appointed by the Board.  Each member of the Committee shall serve until the member’s resignation, retirement or removal by the Board or until the member’s successor shall be appointed.  The Committee shall be comprised entirely of “independent” members, which for purposes of this Charter shall mean members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (together, “Independent Board members”).  A member of the Committee shall be selected by the Board to serve as the Committee’s chairperson.  The Committee may delegate any portion of its authority to a subcommittee comprised solely of its members.
II.
Meetings
The Committee shall meet at least once each year or more frequently, as deemed necessary.  The Committee may meet either on its own or in conjunction with meetings of the Board.  The Committee may invite- members of management, counsel, advisers and others to attend its meetings, as and when the Committee deems appropriate.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person, via videoconference or via telephone conference, and the Committee may act by written consent, to the extent permitted by applicable law and by the Fund’s by-laws.  In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.
III.
Nominating Responsibilities
A.
The Committee shall:  (1) evaluate, from time to time, the appropriate size of the Board, and recommend any increase or decrease in the size of the Board; (2) evaluate,

from time to time, and recommend any changes in the composition (including the relative relationship of interested to Independent Board members) of the Board so as to best reflect the objectives of the 1940 Act, the Fund and the Board; (3) establish processes for developing candidates for Independent Board members and for the conducting of searches with respect thereto; and (4) recommend to the Independent Board members (a) a slate of Independent Board members to be elected at Fund shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate.  The Committee shall determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already represented on the Board.  The Committee may seek suggestions for candidates for nomination as Independent Board members from any persons or sources the Committee deems appropriate.
B.
The Committee shall identify, research, recruit and evaluate the qualifications of candidates for nomination for Independent Board members to serve on the Board, and shall make recommendations with respect thereto.  Persons selected must be independent as defined in the provisions of the 1940 Act, and the rules, regulations and forms under the 1940 Act.  With respect to any Independent Board member candidates, the Committee, in consultation with counsel, shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Fund’s investment advisor (the “Advisor”), employees or service providers of the Fund.
C.
The Committee shall also evaluate candidates’ qualifications, and make recommendations to the full Board, for positions as interested members on the Board.  For interested Board member candidates, the Committee shall consider the views and recommendations of the Advisor.
D.
The Committee shall recommend to the Board a successor to the Board Chairman when a vacancy occurs in that position.
E.
The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Fund.  The Committee shall adopt policies regarding its procedures for considering candidates for the Board, including any candidates recommended by shareholders (such policies are attached hereto as Exhibit A).
F.
The Committee shall consider and recommend to the Independent Board members or the full Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to the nomination, election or solicitation process with regard to the election of directors.
IV.
Corporate Governance Responsibilities
A.
The Committee shall coordinate and facilitate the Board’s annual self-assessment, taking into account such factors as the Committee may deem appropriate, including: consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards of directors each Director serves; director attendance at Board and Committee meetings; review of the experience and qualifications of each director that evidences each director’s ability to fulfill his or her role as a director; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.
B.
The Committee shall assist the Board in evaluating annually the support provided to the Board, its committees and their members, by the Advisor, management and other Fund service providers.
C.
In collaboration with outside counsel and as required by law or deemed advisable by the Committee, the Committee shall develop policies and procedures addressing matters that should come before the Committee in the proper exercise of its duties.
D.
The Committee, at least annually, shall review the Board’s adherence to investment company industry “best practices.”
E.
The Committee shall develop, periodically review, and as appropriate, recommend changes in, Board governance policies, procedures and practices concerning the structure, compensation and operations of the Board.  The Independent Directors shall establish the level of compensation for serving on the Board or any committee of the Board.
F.
The Committee shall make recommendations to the full Board regarding nomination for membership on all committees of the Board, and shall review committee assignments at least annually.  The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the Independent Board members or the full Board, as appropriate.
V.
Authority
A.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other advisers, experts or consultants as the Committee deems necessary.
B.
The Committee shall report its activities to the Board on a regular basis and make such recommendations as to the above and other matters as the Committee may deem necessary or appropriate.
C.
The Board shall adopt this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate.
* * * * * *
Adopted:  February 8, 2006

Appendix B
THE RBB FUND, INC.
THE RBB FUND TRUST
(collectively, the “Fund”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
I.
PURPOSE
The Nominating and Governance Committee (the “Committee”) shall be a standing committee of each of the Boards of Directors/Trustees (collectively, the “Board”) of the Fund1. The purpose of the Committee is to:
1.
Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership, and (c) compensation and indemnification of, and insurance for, Board members;
2.
Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;
3.
Review the membership of each committee established by the Board;
4.
Oversee the self-evaluation of the Board and its committees;
5.
Make recommendations to the Board with regards to the tenure of Board members, including under the Board’s retirement policy;
6.
Make recommendations to the Board with regards to the director/trustee emeritus program, including recommending qualified individuals to serve as director/trustee emeritus and making recommendations with respect to such director/trustee emeritus’ compensation;
7.
Make recommendations to the Board with regards to the creation and retention of any advisory board, including recommending qualified individuals to serve on the advisory board and making recommendations with respect to such advisory board members’ compensation; and
8.
Monitor performance of the Fund’s Chief Compliance Officer (“CCO”), President, Chief Financial Officer and other officers. The Committee shall also make recommendations to the Board with respect to such officers’ responsibilities, retention and compensation.

1 Reference in this Charter to the Fund shall, as applicable, mean that Fund that is under the jurisdiction of the particular Nominating and Governance Committee at issue; no provision in this Charter is intended to impose any duty upon a particular Fund’s Nominating and Governance Committee with respect to any other Fund.

II.     ORGANIZATION
A. Membership
1.
The Committee shall consist of at least three Directors/Trustees, none of whom is an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.
2.
The Board shall elect each member of the Committee and the chairman of the Committee (the “Chairman”). If the Board does not elect a Chairman, the Committee shall designate a Chairman by majority vote of the Committee. The Board may replace any member of the Committee for any reason.
3.
The Chairman shall designate a secretary for each meeting of the Committee to record the minutes thereof.
B. Meetings
1.
The Committee shall meet at least two times a year. Committee meetings may be held in person, by telephone conference, or other interactive electronic communication. The Chairman may call additional meetings as are necessary or appropriate.
2.
The Committee shall have the authority to meet privately and to allow nonmembers to attend by invitation.
3.
A majority of the Committee members shall constitute a quorum for the transaction of business. Approval of actions by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent to action without a meeting.
4.
A meeting agenda shall be distributed to the Committee members at a reasonable time prior to each meeting.
5.
The secretary appointed by the Chairman shall prepare written minutes of each meeting.
C. Reporting
Any action taken by the Committee shall be reported to the Board at the next Board meeting following such action.
III.     AUTHORITY
1.
The Committee shall have authority to retain and terminate any search firm used to identify candidates for Board membership, including the authority to approve such firm’s fees or retention terms.

2.
The Committee is authorized to obtain advice and assistance from the Fund’s counsel, independent accountant and other service providers in connection with the performance of its responsibilities. If the Committee determines that it is necessary to do so in order for the Committee to discharge its responsibilities, the Committee may retain independent counsel and accounting services at the Fund’s expense.
3.
In discharging its responsibilities, the Committee shall have full access to any relevant and material records of the Fund.
IV.     RESPONSIBILITIES
A. Size, Structure and Composition of the Board and Qualifications for Membership
1. The Committee shall review periodically the size, structure and composition of the Board to determine the appropriate number of Directors/Trustees comprising the Board, the ratio of interested to non-interested Directors/Trustees, the number and types of committees, the functions of the Fund’s officers, and the types of expertise and experience needed among the Directors/Trustees. Accordingly, the Committee shall recommend to the Board:
(a)
a Statement of Policy on Qualifications for Board Membership; and
(b)
a Statement of Policy on Qualifications for Chairman of the Board.
2. The Committee shall be responsible for overseeing the orientation and training of new Directors/Trustees and the continuing education of all Directors/Trustees.
3. The Committee shall make recommendations to the Board with respect to the level and types of compensation for Board members and the Chairman of the Board. The Committee shall review such compensation arrangements annually.
4. The Committee shall make recommendations to the Board with respect to level and extent of insurance for and indemnification of Board members and the Chairman of the Board. The Committee shall review such insurance and indemnification arrangements annually.
B. Identification and Nomination of Candidates for Membership and Chairmanship
1.
The Committee shall identify and recommend candidates for nomination by the Board in accordance with the Statement of Policy on Qualifications for Board Membership, and candidates for the chairmanship of the Board in accordance with the Statement of Policy on Qualifications for Chairman of the Board.

C. Committee Structure
1.
The Committee shall review periodically the Board’s committee structure and make recommendations to the Board regarding the formation and/or dissolution of committees.
2.
The Committee shall make recommendations to the Board with respect to membership on committees.
D. Self-evaluation of the Board and its Committees
1.
The Committee shall recommend a plan and schedule to the Board for annual self-evaluation by the Board and its committees.
2.
The Committee shall oversee the process of self-evaluation approved by the Board.
E. Chief Compliance Officer, President and Other Fund Officers
1.
The Committee shall make recommendations to the Board with respect to the responsibilities, retention and compensation of the Fund’s CCO, President, Chief Financial Officer, and other officers.
2.
The Committee shall work with the Regulatory Oversight Committee of the Board to monitor (a) the performance of the CCO and (b) the cooperation of the advisers and service providers with the CCO, including the requirement of regular reports by the CCO to both committees and, as appropriate, the Board.
3.
The Committee shall work with the Regulatory Oversight Committee to annually review the Chief Compliance Officer’s responsibilities and the extent of his or her authority.
F. Committee Charter
The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.
IV.     NOMINEE CANDIDATES RECOMMENDED BY SHAREHOLDERS
A.
  Policy
The Committee will consider nominee candidates recommended by shareholders of the Fund. The Committee will evaluate such nominees according to the Statement of Policy on Qualifications for Board Membership in the same manner as nominee candidates not recommended by shareholders.

B.
  Process
Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: c/o US Bancorp Fund Services, 615 E. Michigan St., Milwaukee, WI  53202. Submissions must include sufficient biographical information concerning the recommended individual, including age, twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominees by the Board.

Revised: September 10, 2019
Revised: September 17, 2020
Revised: November 12, 2020
Revised: June 24, 2021
Revised: September 8, 2022
Revised: September 13, 2023
Revised: September 11, 2025

BRIDGEWAY FUNDS, INC.

PROXY CARD

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PROPOSAL

		FOR	WITHHOLD
1.	Election of Directors	O	O

Nominees:

(01) Gregory P. Chandler

(02) Lisa A. Dolly

(03) Nicholas A. Giordano

(04) Arnold M. Reichman

(05) Martha A. Tirinnanzi

(06) Robert Sablowsky

(07) Brian T. Shea

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